                    SCHEDULE 14A INFORMATION

   Proxy Statement Pursuant to Section 14(a) of the Securities
             Exchange Act of 1934 (Amendment No.    )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[  ]  Preliminary Proxy Statement
[X ]  Definitive Proxy Statement
[  ]  Definitive Additional Materials
[ ] Soliciting Material Pursuant to Subsection 240.14a-11(c) or Subsection 240.14a-12

                 MID-IOWA FINANCIAL CORP.
----------------------------------------------------------------
        (Name of Registrant as Specified in its Charter)

----------------------------------------------------------------
            (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[X]   No fee required
[  ]  Fee computed on table below per Exchange Act Rules
      14a-6(i)(1) and 0-11.

     1.     Title of each class of securities to which
transaction applies:
________________________________________________________________

     2.     Aggregate number of securities to which transaction
applies:
________________________________________________________________

     3.     Per unit price or other underlying value of
transaction computed pursuant to Exchange Act Rule 0-11:
________________________________________________________________

     4.     Proposed maximum aggregate value of transaction:

________________________________________________________________

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1.     Amount Previously Paid:
            ____________________________________________

     2.     Form, Schedule or Registration Statement No.:
            ____________________________________________

     3.     Filing Party:
            ____________________________________________

     4.     Date Filed:
            ____________________________________________

               MID-IOWA FINANCIAL CORP.


             123 West Second Street North
                  Newton, Iowa 50208
                    (515) 792-6236

       NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
            To be Held on January 19, 1998


     Notice is hereby given that the Annual Meeting of Stockholders (the "Meeting") of Mid-Iowa Financial Corp. ("Mid-
Iowa" or the "Company") will be held at the office of Mid-Iowa
Savings Bank, located at 123 West 2nd Street North, Newton, Iowa on January 19, 1998 at 5:00 p.m., local time.

     A Proxy Card and a Proxy Statement for the Meeting are enclosed.

     The Meeting is for the purpose of considering and acting upon the election of three directors of the Company and such other matters as may properly come before the Meeting, or any adjournments thereof. The Board of Directors is not aware of any other business to come before the Meeting.

     Any action may be taken on the foregoing proposal at the Meeting on the date specified above, or on any date or dates to which the Meeting may be adjourned. Stockholders of record at the close of business on November 24, 1997 are the stockholders entitled to vote at the Meeting, and any adjournments thereof. A complete list of stockholders entitled to vote at the Meeting will be available for inspection by stockholders at the offices of the Company during the ten days prior to the Meeting as well as at the Meeting.

     You are requested to complete, sign and date the enclosed
Proxy Card which is solicited on behalf of the Board of Directors, and to mail it promptly in the enclosed envelope.
The Proxy Card will not be used if you attend and vote at the Meeting in person.

                          By Order of the Board of Directors

                          /s/ Kevin D. Ulmer

                          Kevin D. Ulmer
                          President and Chief
                          Executive Officer

Newton, Iowa
December 18, 1997

________________________________________________________________
IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES TO ENSURE A QUORUM AT THE MEETING. A PRE-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED WITHIN THE UNITED STATES.
________________________________________________________________

                    PROXY STATEMENT

               MID-IOWA FINANCIAL CORP.

             123 West Second Street North
                  Newton, Iowa 50208
                    (515) 792-6236

            ANNUAL MEETING OF STOCKHOLDERS
                   January 19, 1998

     This Proxy Statement is furnished in connection with the solicitation on behalf of the Board of Directors of Mid-Iowa Financial Corp., ("Mid-Iowa" or the "Company"), the holding company for Mid-Iowa Savings Bank, FSB (the "Bank"), of proxies to be used at the Annual Meeting of Stockholders of the Company (the "Meeting") which will be held at Mid-Iowa Savings Bank located at 123 West 2nd Street, North, Newton, Iowa on January 19, 1998 at 5:00 p.m., local time, and all adjournments or postponements of the Meeting. The accompanying Notice of Meeting, proxy card and this Proxy Statement are first being mailed to stockholders on or about December 18, 1997. Certain information provided herein relates to the Bank, a wholly owned subsidiary and predecessor of the Company.

     At the Meeting, stockholders of the Company are being asked to consider and vote upon the election of three directors of the Company.

VOTING RIGHTS AND PROXY INFORMATION

     All shares of Company common stock, par value $.01 per share (the "Common Stock"), represented at the Meeting by properly executed proxies received prior to or at the Meeting, and not revoked, will be voted at the Meeting in accordance with the instructions thereon. If no instructions are indicated, properly executed proxies will be voted for the Board of Directors' nominees. The Company does not know of any matters, other than as described in the Notice of Meeting, that are to come before the Meeting. If any other matters are properly presented at the Meeting for action, the persons named in the enclosed form of proxy will have the discretion to vote on such matters in accordance with their best judgment.

     Directors shall be elected by a plurality of the votes present in person or represented by proxy at the Meeting and entitled to vote on the election of directors. In all matters other than the election of directors, the affirmative vote of the majority of shares present in person or represented by proxy at the Meeting and entitled to vote on the matter shall be the act of the stockholders. Proxies marked as abstaining with respect to a proposal have the same effect as votes against the proposal. Broker non-votes have no effect on the vote. One-third of the shares of the Company's Common Stock present, in person or represented by proxy, shall constitute a quorum for purposes of the Meeting. Abstentions and broker non-votes are counted for purposes of determining a quorum.

     A proxy given pursuant to this solicitation may be revoked at any time before it is voted. Proxies may be revoked by: (i) filing with the Secretary of the Company at or before the Meeting a written notice of revocation bearing a later date than the proxy; (ii) duly executing a subsequent proxy relating to the same shares and delivering it to the Secretary of the Company at or before the Meeting; or (iii) attending the Meeting and voting in person (although attendance at the Meeting will not in and of itself constitute revocation of a proxy). Any written notice revoking a proxy should be delivered to Gary R. Hill, Secretary, Mid-Iowa Financial Corp., 123 West Second Street North, Newton, Iowa 50208.

VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

     Stockholders of record as of the close of business on November 24, 1997 will be entitled to one vote for each share then held. As of that date, the Company had 1,678,088 shares of Common Stock issued and outstanding. The following table sets forth information regarding share ownership of (i) those persons or entities known by management to beneficially own more than five percent of the Company's Common Stock and (ii) all directors and executive officers as a group.

                                     Shares Beneficially        Percent of
Beneficial Owner                             Owned                Class
----------------                     -------------------        ----------
Kevin D. Ulmer
123 West Second Street North
Newton, Iowa  50208(1)                   169,136                   9.7%

Gary R. Hill
123 West Second Street North
Newton, Iowa 50208(2)                    122,758                   7.2

I.S.B. Bancorporation, Inc.
L.B.T. Bancorporation
First Liberty Bancorp
Winnebago County Bancorporation
4201 Westown Parkway, Suite 320
West Des Moines, Iowa  50266(3)          121,000                   7.2

Directors and executive officers
 of Mid-Iowa and the Bank
 as a group (7 persons)(4)               450,972                  24.4

______________
(1) Includes 76,476 shares held directly, 4,844 shares held by Mr. Ulmer's spouse and 3,616 shares held by Mr. Ulmer's minor children, with respect to which shares Mr. Ulmer may be deemed to have sole or shared voting and investment power. The amount includes 65,000 shares underlying immediately exercisable options granted under the Company's 1997 Stock Option Plan (the "1997 Option Plan"). The amount reported also includes 9,600 shares of Common Stock held by the Bank's Profit Sharing Plan and 9,600 shares of Common Stock held by the Bank's Retirement Plan. Mr. Ulmer is one of three trustees for both plans.
(2) Includes 53,711 shares held directly, 19,447 shares held by Mr. Hill's spouse and 2,400 shares held by Mr. Hill's children, with respect to which Mr. Hill may be deemed to have sole or shared voting and investment power. This amount includes 28,000 shares underlying immediately exercisable options granted under the 1997 Option Plan. The amount reported also includes 9,600 shares of Common Stock held by the Bank's Profit Sharing Plan and 9,600 shares of Common Stock held by the Bank's Retirement Plan. Mr. Hill is one of three trustees for both plans.
(3) Beneficial owners represent four one-bank holding companies which beneficially own 83,000, 2,000, 30,000 and 6,000 shares, respectively. The companies report joint ownership of these shares due to their existing management and ownership structures.
(4) Includes shares held directly, as well as jointly with family members or held by trust, with respect to which shares the listed individuals or group members may be deemed to have sole or shared voting and investment powers. This amount includes 9,600 shares held by the Bank's Profit Sharing Plan and 9,600 shares held by the Bank's Retirement Plan over which each of three directors are deemed to have shared voting and investment power as a result of their positions as trustees of both plans. The amount reported above also includes options to purchase 170,272 shares of Common Stock granted to directors and executive officers under the 1992 Option Plan and 1997 Option Plan which options are currently exercisable. The amount reflected above excludes shares held by family members that do not live in the same household as such officers and directors, with respect to which beneficial ownership is expressly disclaimed.


              I.   ELECTION OF DIRECTORS
GENERAL

     The Company's Board of Directors is currently composed of seven members, each of whom is also a director of the Bank. Directors are generally elected to serve for three-year terms or until their respective successors are elected and qualified.
The directors are divided into three classes, and approximately one-third of the directors are elected annually. Director Ralph McAdoo will retire from the Board of Directors following the Annual Meeting. The Company plans to reduce the number of Directors to six following Mr. McAdoo's retirement.

     The table below sets forth certain information regarding the composition of the Company's Board of Directors, including each director's term of office. The Board of Directors acting as the nominating committee has recommended and approved Kevin
D. Ulmer, as a nominee for director of the Bank and Company for a term of two years to expire in January 2000, and John E. Carl and David E. Sandeen as nominees for director of the Bank and Company for terms of three years to expire in January 2001. The terms are not identical so that a balance will be maintained to elect approximately one-third of the Directors each year. It is intended that the proxies solicited on behalf of the Board of Directors (other than proxies in which the vote is withheld as to a nominee) will be voted at the Meeting FOR the election of the nominees. If a nominee is unable to serve, the shares represented by all valid proxies will be voted for the election of such substitute nominee as the Board of Directors may recommend. At this time, the Board of Directors knows of no reason why any nominee might be unable to serve if elected. Except as disclosed herein, there are no arrangements or understandings between any director or nominee and any other person pursuant to which the nominee was selected.

                                                                                      SHARES OF
                                                                                    COMMON STOCK
                                                                                     BENEFICIALLY
                                                              DIRECTOR   TERM TO       OWNED AT       PERCENT OF
NAME            AGE(1)   POSITION(S) HELD IN THE COMPANY      SINCE(2)   EXPIRE  NOVEMBER 24, 1997(3)  CLASS(3)
----            ------   -------------------------------      --------   ------  -------------------- ----------
                             NOMINEE FOR A TWO-YEAR TERM
                             ---------------------------
Kevin D. Ulmer     46    Director, President and Chief         1990      1998(4)     169,136 (5)        9.70
                         Executive Officer of the Company
                         and the Bank

                            NOMINEES FOR THREE-YEAR TERMS
                            -----------------------------
John E. Carl       56    Director of the Company and the Bank  1984      1998(4)      29,250            1.73

David E. Sandeen   53    Director of the Company and the Bank  1985      1998(4)      57,848            3.42

                           DIRECTORS CURRENTLY IN OFFICE
                           -----------------------------
Gary R. Hill       50    Director, Executive Vice President,   1986      1999        122,758 (5)        7.20
                         Secretary and Treasurer of the
                         Company and the Bank

John Switzer       72    Director of the Company and the Bank  1972      1999         43,692            2.59

Carney D. Loucks   47    Director of the Company and the Bank  1997      2000          8,000            0.47

Ralph W. McAdoo(6) 73    Director of the Company and the Bank  1975      2000(6)      58,688 (5)        3.48

___________
(1)  As of September 30, 1997.
(2)  Includes service as a director of the Bank.
(3)  Amount includes shares held directly and jointly with certain family members or held by trusts of which the named individual is a trustee, with respect to which shares the listed individuals or group members may be deemed to have sole or shared voting and investment power.  This amount also includes options to purchase  65,000, 12,896, 28,000, 8,000 and 20,792 shares of Common Stock held by Messrs. Ulmer, Carl,
     Hill, Loucks and Sandeen respectively, and an option to purchase 17,792 shares of Common Stock held by each remaining director who is not a full-time employee, which options are currently exercisable.  The amount reported above excludes shares held by family members that do not live in the same household as such officers and directors, with respect to which beneficial ownership is expressly disclaimed.
(4)  Assuming the individual is elected at the Meeting.
(5)  This amount includes 9,600 shares held by the Bank's Profit Sharing Plan and 9,600 shares held by the
     Bank's Retirement Plan for which Directors McAdoo, Ulmer and Hill are trustees.
(6)  Due to the Company's retirement policy for directors, Mr. McAdoo will retire following the Annual Meeting.


     The principal occupation of each director of the Company is set forth below. All directors have held their present position for at least five years unless otherwise indicated.

     Kevin D. Ulmer is President and Chief Executive Officer of the Bank and the Company, positions he has held with the Bank since January of 1990 and with the Company since its formation. He joined the Bank in September of 1989 as Executive Vice President. Prior to joining the Bank, Mr. Ulmer served as President of First Federal Savings and Loan Association of York, Nebraska from 1986 to 1989.

     John E. Carl has served as a Director of the Bank since
1984, and of the Company since its formation. He is the majority owner of Central Iowa Broadcasting, a company operating a radio station located in Newton.

     David E. Sandeen has been a Director of the Bank since 1985, and of the Company since its formation. He is the President of Midwest Manufacturing Co., a manufacturer of auto parts, headquartered in Kellogg, Iowa, and President of CREST Engineering Co., a specialty machining shop, located in Brookland Park, Minnesota.

     Gary R. Hill has been a Director of the Bank since 1986, and of the Company since its formation. He presently serves the Bank and the Company as Executive Vice President, Secretary and
Treasurer.  Mr. Hill has been with the Bank since 1981.

     John Switzer has been a Director of the Bank since 1972 and of the Company since its formation. Prior to his retirement in 1993, he was a furniture retailer in Newton, Iowa and an advertising executive with the Vernon Company, also located in Newton.

     Carney D. Loucks has been a self-employed orthodontist in Newton and Grinnell, Iowa for the past 14 years. He has been a Director since 1996.

     Ralph W. McAdoo has been a Director of the Bank since 1977 and of the Company since its formation. Mr. McAdoo retired as President and Secretary of the Bank in January 1990, and served the Bank in various capacities since 1967. Due to the Company's retirement policy, Mr. McAdoo plans to retire from the Board following the Annual Meeting.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

     Meetings and Committees of the Company. Meetings of the Company's Board of Directors are generally held on a monthly basis. The Board of Directors met 12 times during the fiscal year ended September 30, 1997. During the 1997 fiscal year, no incumbent directors of the Company attended fewer than 75% of the total number of Board meetings and committee meeting held by the committees of the Board of Directors on which they served. The Company's directors are not paid a fee for serving on the Company's Board.

     The Company has standing Executive, Audit and Stock Option
Committees.

     The Executive Committee is composed of Directors Ulmer, Carl and Sandeen. The Executive Committee meets, as necessary, to consider matters of general importance to Mid-Iowa. All decisions of the Executive Committee are ratified by the Board of Directors. The Executive Committee did not meet during fiscal 1997.

     The Audit Committee is composed of all non-employee directors. The Audit Committee reviews audit reports and related matters to ensure effective compliance with regulatory and internal policies and procedures. This committee met once during fiscal 1997.

     The Stock Option Committee is composed of Directors Carl,
McAdoo and Switzer. The Stock Option Committee is responsible for administering the Company's employee plans. The Stock
Option Committee met once during fiscal 1997.

     The entire Board of Directors acts as a nominating committee for selecting nominees for election as directors. Nominations of persons for election to the Board of Directors may be made only by or at the direction of the Board of Directors or by any stockholder entitled to vote for the election of directors who complies with the notice procedures set forth in the Bylaws of the Company. Pursuant to the Company's Bylaws, nominations by stockholders must be delivered in writing to the Secretary of the Company at least 30 days prior to the date of the annual meeting.

     Meetings and Committees of the Bank. Meetings of the Bank's Board of Directors are generally held on a monthly basis. The Board of Directors met 12 times during the fiscal year ended September 30, 1997. During fiscal 1997, no incumbent director of the Bank attended fewer than 75% of the aggregate of the total number of Board meetings and the total number of meetings held by the committees of the Board of Directors on which he served. Board fees are $650 per member per month for Directors whom are non-employees.

     The Board of Directors has various committees. The principal committees include Executive, Pension Administration, Audit and Compensation Committees. Directors do not receive compensation for service on or attendance at committee meetings.

     The Executive Committee of the Board of Directors generally acts in lieu of the full Board of Directors between board meetings. The current members of this committee are Directors Carl, Ulmer and Sandeen. The committee did not meet during fiscal 1997.

     The Pension Administration Committee consists of Directors McAdoo, Ulmer and Hill and meets as needed to establish and implement the investment policies of the employee benefit plans maintained by the Bank. The committee did not meet during fiscal 1997.

     The Compensation Committee establishes compensation levels for the Bank's staff. The current members of this committee are Directors McAdoo, Carl and Switzer. The committee met once during fiscal 1997.

EXECUTIVE COMPENSATION

     The Company has not paid any compensation to its executive officers since its formation. The Company does not presently anticipate paying any compensation to such persons.

     Summary Compensation Table. The following table sets forth information regarding compensation paid by the Company and the Bank to their Chief Executive Officer. No other executive officer was paid in excess of $100,000 during this period.

                                                                     LONG-TERM COMPENSATION
                                                              ------------------------------
                                 ANNUAL COMPENSATION               AWARDS           PAYOUTS
                            -------------------------------   -------------------   --------
NAME AND                                            OTHER     RESTRICTED  SECURITIES
PRINCIPAL              FISCAL                      ANNUAL      STOCK      UNDERLYING  LTIP      ALL OTHER
POSITION               YEAR  SALARY     BONUS   COMPENSATION   AWARDS    OPTIONS(#)  PAYOUTS COMPENSATION(1)
------------------------------------------------------------------------------------------------------------
Kevin D. Ulmer         1997  $85,808   $ 36,842   $    --    $    --      65,000    $   --     $  14,921
President and Chief    1996   82,980     22,426        --         --          --        --        12,739
Executive Officer      1995   80,048     32,943        --         --          --        --        13,715

_____________
(1) Includes the Bank's contribution of  $3,671, $3,095 and $3,328 under the Bank's Profit Sharing Plan and $10,856, $9,284 and $9,985 under the Bank's Retirement Plan for Mr. Ulmer for fiscal 1997, 1996 and 1995, respectively.  Also includes $453 in term life insurance premiums paid by the Company during fiscal 1997 on behalf of Mr. Ulmer.


     1997 Stock Option Plan. In February 1997, the Board of Directors of the Company adopted the 1997 Option Plan. The purpose of this plan is to provide the Company's directors and select key employees with additional motivation and incentive to promote the Company's business by encouraging their ownership of the Common Stock. An aggregate of 167,099 shares of Common Stock have been reserved for issuance under this plan and options to purchase 127,448 shares were granted to officers and directors under this plan in February 1997. All such options have an exercise price of $7.75 per share, representing the market value of the Common Stock on the date of grant, and all are immediately exercisable. The plan will be in effect for ten years from its effective date unless earlier terminated by the Board.

    Option Grants in Fiscal Year 1997. The following table contains information concerning the grant of stock options during the year ended September 30, 1997 to the Chief Executive Officer under both the 1997 Option Plan and the 1992 Option Plan.

                                       PERCENT OF
                    NUMBER OF         TOTAL OPTIONS
                    SECURITIES         GRANTED TO
                    UNDERLYING          EMPLOYEES     EXERCISE   EXPIRATION
NAME              OPTIONS GRANTED     IN FISCAL YEAR   PRICE         DATE
----              ---------------     --------------  --------   ----------
Kevin D. Ulmer     65,000              31.1%           $7.75      2/7/2007

    Aggregated Option Exercises in Last Fiscal Year and Year-End Option Values. The following table provides the value of the options held by the Company's Chief Executive Officer on September 30, 1997. Mr. Ulmer did not exercise any options during fiscal year 1997.

                       NUMBER OF UNEXERCISED       VALUE OF UNEXERCISED
                          OPTIONS AT FISCAL        IN-THE-MONEY OPTIONS
                             YEAR-END               AT FISCAL YEAR-END
                         (ALL IMMEDIATELY            (ALL IMMEDIATELY
NAME                        EXERCISABLE)               EXERCISABLE) (1)
----                   ---------------------       ---------------------
Kevin D. Ulmer                 65,000                     130,000

_______________
(1)  Represents the aggregate market value of the option
     (market price of the Common Stock less the exercise price).

EMPLOYMENT AGREEMENT

     In October 1992, the Bank entered into an employment agreement with Kevin D. Ulmer for a three year term. The employment agreement provides for an annual base salary as determined by the Board of Directors, but not less than Mr. Ulmer's salary immediately preceding the conversion of the Bank from mutual to stock form. Salary increases are reviewed not less often than annually thereafter, and are subject to the sole discretion of the Board of Directors. The employment contract provides for an automatic extension for one additional year upon authorization by the Board of Directors at the end of each year. The contract provides for termination upon the employee's death, for cause or in certain events specified by Office of Thrift Supervision regulations. The employment contract is terminable by the employee upon 90 days' notice to the Bank. The employment contract provides for payment to the employee in the event there is a change in control of the Company or the Bank, as defined in such agreement, where employment terminates involuntarily in connection with such change in control or within 12 months thereafter, of the employee's salary through the end of the contract and an additional amount representing the employee's salary for the immediately preceding year, provided that payments under the agreement may not exceed an aggregate of 2.99 times the employee's average taxable income for the five years preceding the change in control. Such termination payment is also provided on a similar basis in the event of a voluntary termination of employment in connection with a change in control that was at any time opposed by the Bank's or the Company's Board of Directors. Assuming a change in control were to take place as of the date hereof, the aggregate amount payable to Mr. Ulmer pursuant to this change in control provision would be approximately $339,000. The contract provides, among other things, for participation in an equitable manner in employee benefits applicable to executive personnel.

CERTAIN TRANSACTIONS

     The Bank's current loan policy provides that no loans will be made to officers and directors. Under prior loan policies, a loan was made to Gary R. Hill in the ordinary course of business and on the same terms, including collateral, but excluding interest rate, and conditions as those of comparable transactions prevailing at the time, and which does not involve more than normal risk of collectibility or present other unfavorable features. Mr. Hill received an adjustable rate residential loan which adjusts approximately 2% below market rates. The highest amount of such indebtedness outstanding during the last fiscal year was $62,631 and the balance and interest rate at September 30, 1997 were $59,502 and 5.0%, respectively.


                    INDEPENDENT AUDITORS

     The Board of Directors has renewed the Company's arrange-ment for KPMG Peat Marwick LLP to be its auditors for the 1998 fiscal year. A representative of KPMG Peat Marwick LLP is expected to attend the Annual Meeting to respond to appropriate questions and will have an opportunity to make a statement if he or she so desires.


                 BENEFICIAL OWNERSHIP REPORTS

     Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") requires the Company's directors and executive officers, and persons who own more than 10% of a registered class of the Company's equity securities, to file with the Securities and Exchange Commission ("SEC") initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Officers, directors and greater than 10% stockholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file. To the Company's knowledge, based solely on a review of the copies of such reports furnished to the Company and written representations that no other reports were required during the fiscal year ended September 30, 1997, all Section 16(a) filing requirements applicable to its officers, directors and greater than 10 percent beneficial owners were complied with.


                   STOCKHOLDER PROPOSALS

     In order to be eligible for inclusion in the Company's proxy materials for the next Annual Meeting of Stockholders, any stockholder proposal to take action at such meeting must be received at the Company's main office, 123 West Second Street North, Newton, Iowa no later than August 15, 1998. Any such proposal shall be subject to the requirements of the proxy rules adopted under the Securities Exchange Act of 1934, as amended.


                       OTHER MATTERS

     The Board of Directors is not aware of any business to come before the Meeting other than those matters described above in this Proxy Statement. However, if any other matter should properly come before the Meeting, it is intended that holders of the proxies will act in accordance with their best judgment.

     The cost of solicitation of proxies will be borne by the Company. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of Common Stock. In addition to solicitation by mail, directors, officers and regular employees of the Company and/or the Bank may solicit proxies personally or by telegraph or telephone without additional compensation.


                      BY ORDER OF THE BOARD OF DIRECTORS

                      /s/ Kevin D. Ulmer

                      Kevin D. Ulmer
                      President and Chief Executive Officer

Newton, Iowa
December 18, 1997

                    REVOCABLE PROXY

               MID-IOWA FINANCIAL CORP.
                     NEWTON, IOWA


            ANNUAL MEETING OF STOCKHOLDERS
                   JANUARY 19, 1998

     The undersigned hereby appoints the Board of Directors of Mid-Iowa Financial Corp. (the "Company"), with full powers of substitution, to act as attorneys and proxies for the undersigned, to vote all shares of the common stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Stockholders, to be held on Monday, January 19, 1998, at 5:00 p.m., local time, at the office of the Company located at 123 West 2nd Street, North, Newton, Iowa (the "Annual Meeting"), and at any and all adjournments thereof, as follows:


                                                        VOTE
                                            FOR        WITHHELD
                                            ---        --------
1.  The election as directors of both
    nominees listed below (except as
    marked to the contrary below).         [   ]        [   ]

    Nominee for a Two-Year Term
    ---------------------------

    Kevin D. Ulmer

    Nominees for Three-Year Terms
    -----------------------------

    John E. Carl
    David E. Sandeen

    INSTRUCTION:  TO WITHHOLD YOUR VOTE FOR ANY INDIVIDUAL
    NOMINEE, INSERT THAT NOMINEE'S NAME ON THE LINE PROVIDED
    BELOW.

    ________________________________


    The Board of Directors recommends a vote "FOR" the nominees listed above.

________________________________________________________________
THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE PROPOSITION STATED. IF ANY OTHER BUSINESS IS PRESENTED AT THE ANNUAL MEETING, INCLUDING MATTERS RELATING TO THE CONDUCT OF THE MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN ACCORDANCE WITH THE DETERMINATION OF A MAJORITY OF THE BOARD OF DIRECTORS. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.
----------------------------------------------------------------

   THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

    Should the undersigned be present and elect to vote at the Meeting or at any adjournment thereof, then the power of said attorneys and prior proxies shall be deemed terminated and of no further force and effect. The undersigned may also revoke his/her proxy by filing a subsequent proxy or notifying the Secretary in writing of his/her decision to revoke his/her proxy.

    The undersigned acknowledges receipt from the Company prior to the execution of this proxy of a Notice of Annual
Meeting and a Proxy Statement dated December 18, 1997.

Dated:  December 18, 1997



__________________________           __________________________
PRINT NAME OF STOCKHOLDER            PRINT NAME OF STOCKHOLDER


__________________________           __________________________
SIGNATURE OF STOCKHOLDER             SIGNATURE OF STOCKHOLDER


    Please sign exactly as your name appears on this card.
When signing as attorney, executor, administrator, trustee or guardian, please give your full title. Corporation proxies should be signed in corporate name by an authorized officer. If shares are held jointly, each holder should sign.

    PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY PROMPTLY
IN THE ENCLOSED POSTAGE-PAID ENVELOPE.